Exhibit 99.2

 April 26, 2022  Acquisition of

 Safe Harbor  ABOUT THE FIRST BANCSHARES, INC.The First Bancshares, Inc. (“FBMS” or the “Company”), headquartered in Hattiesburg, Mississippi, is the parent company of The First Bank. Founded in 1996, The First has operations in Mississippi, Louisiana, Alabama, Florida and Georgia. The Company’s stock is traded on NASDAQ Global Market under the symbol FBMS. Contact: Chandra Kidd, Corporate Secretary.   NON-GAAP FINANCIAL MEASURESFBMS reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP performance measures used in managing the business may provide meaningful information about underlying trends in its business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, FBMS’ reported results prepared in accordance with GAAP.   ADDITIONAL INFORMATION ABOUT THE MERGER & WHERE TO FIND ITIn connection with the proposed merger of FBMS and Beach, FBMS will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a proxy statement of Beach and a prospectus of FBMS, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS WHEN FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FBMS, BEACH AND THE PROPOSED MERGER. The proxy statement/prospectus will be sent to the shareholders of Beach seeking the required shareholder approvals. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by FBMS through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed   PARTICIPANTS IN THE TRANSACTIONFBMS, Beach Bancorp, Inc. (“Beach”) and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Beach in connection with the proposed transaction. Information about the directors and executive officers of FBMS may be found in the definitive proxy statement of FBMS filed with the SEC on April 6, 2022. Additional information regarding the interests of these participants and the directors and executive officers of Beach will also be included in the proxy statement/prospectus regarding the proposed transaction when it become available. The definitive proxy statement can be obtained free of charge from the sources described above. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

 Caution Regarding Forward Looking Statements   This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute “forward looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Such statements can generally be identified by such words as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential,” “positioned” and other similar words and expressions of the future or otherwise regarding the outlook for the Company’s future business and financial performance and/or the performance of the banking industry and economy in general. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risk and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that might cause such differences include, but are not limited to: (1) competitive pressures among financial institutions increasing significantly; (2) changes in economic or political conditions, either nationally or locally, particularly in areas in which the Company conducts operations; (3) interest rate risk; (4) changes in applicable laws, rules, or regulations; (5) risks related to the Company’s recently completed acquisitions, including that the anticipated benefits from the recently completed acquisitions are not realized in the time frame anticipated or at all as a result of changes in general economic and market conditions or other unexpected factors or events; (6) changes in management’s plans for the future; (7) credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values, or competition; (8) changes in accounting principles, policies, or guidelines; (9) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the COVID-19 pandemic and related variants; (10) the continued impact of the COVID-19 pandemic and related variants on the Company’s assets, business, cash flows, financial condition, liquidity, prospects and results of operations; (11) higher inflation and its impacts; (12) the effects of war or other conflicts including the impacts relating to or resulting from Russia’s military action in Ukraine; and (13) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. Statements about the potential effects of the COVID-19 pandemic and related variants on the Company’s assets, business, liquidity, financial condition, prospects, and results of operations may constitute forward-looking statements and are subject to the risks that the actual effects may differ, possibly materially, from what is reflected in these forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the depth, dispersion and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on customers, employees, third parties and the Company.Risks relating to the proposed Beach Bancorp, Inc. merger (the “Merger”) including, without limitation, (1) the risk that the cost savings and any revenue synergies from the Merger may not be realized or take longer than anticipated to be realized, (2) disruption from the Merger with customers, suppliers, employee or other business partners relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of one or both of the definitive agreement in respect of the Merger, (4) the risk of successful integration of Beach Bancorp, Inc. into the Company, (5) the failure to obtain the necessary approval by the shareholders of Beach Bancorp, Inc., (6) the amount of the costs, fees, expenses and charges related to the Merger, (7) the ability by the Company to obtain required governmental approvals of the Merger, (8) reputational risk and the reaction of each of the companies’ customers, suppliers, employees or other business partners to the Merger, (9) the failure of the closing conditions in the definitive agreements in respect of the Merger to be satisfied, or any unexpected delay in closing of the Merger, (10) the risk that the integration of the operations of Beach Bancorp, Inc. into the operations of the Company will be materially delayed or will be more costly or difficult than expected, (11) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by the Company’s issuance of additional shares of its common stock in the Merger, and (13) general competitive, economic, political and market conditions. Additional factors which could affect the forward looking statements can be found in the cautionary language included under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other documents subsequently filed by the Company with the SEC. Consequently, no forward-looking statement can be guaranteed.These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K and in other filings we make with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website, http://www.sec.gov. Undue reliance should not be placed on forward-looking statements. The Company disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

 (1) Community bank defined as banks with less than $10 billion in total assets as of most recent reported quarter(2) Fully inclusive of CECL(3) Tangible book value earnback period calculated using the crossover methodSource: S&P Global Market Intelligence; Company-provided documents  StrategicRationale    Continuation of FBMS’ strategy to build a regional community bank across the Southeast with strategic expansion in Florida, home to one of the best banking markets in the countrySignificant franchise overlap in the Florida panhandle enhances FBMS’ market share position while providing opportunity to drive efficiencyImproves FBMS’ market share to the #1 community bank (1) in the Crestview-Fort Walton Beach-Destin MSA and the #2 community bank (1) in the Pensacola-Ferry Pass-Brent MSAFour of Beach’s six branches in the Florida panhandle are within one mile of a FBMS branchEstablishes FBMS in the desirable Tampa market, one of the most attractive markets in the SoutheastEstablishes FBMS as a Top 5 community bank (1) by deposit market shareWith ~3.3 million people, the Tampa MSA is the 4th most populous MSA in the Southeast (2nd in Florida)Strong commercially focused franchise with significant revenue diversification and growth opportunities identified, including across the mortgage business and treasury managementCompatible workplace cultures with retention of key employees and in-market leadership teams        Financial Rationale    Estimated earnings per share accretion of 2.3% in 2023 (first full year) and 4.7% in 2024 Estimated tangible book value dilution at closing of less than 1.0% (2)Estimated tangible book value earnback period of under 1.75 years (2)(3)Projected >20% internal rate of return exceeds internal thresholdsHealthy pro forma capital ratios (2) expected to remain strong; no new capital needed        Risk Mitigation    Well aligned values with similar conservative credit culturesExtensive due diligence completed by FBMS management, including third party loan review and tax reviewKey executives and market leaders have executed employment agreementsFBMS management has significant acquisition experience – 13 acquisitions completed since 2010  Transaction Rationale

 Transaction Terms   Transaction    FBMS will acquire 100% of Beach Bancorp, Inc.’s (“Beach”) outstanding common stock and assume 100% of Beach’s outstanding stock options        Consideration Mix    100% stock, options to be assumed and converted based on the exchange ratio        Merger Consideration    0.1711 shares of FBMS common stock per share        Implied Value of Merger Consideration Per Share    $5.63 per share of Beach’s common stock (1)        Implied Aggregate Value of Merger Consideration    $116.7 (1)(2) million at announcement        Implied Metrics at Announcement    Price / Tangible Book Value (3): 143%Pay-to-Trade (4): 86%Price / 2022E EPS + Cost Saves (5): 10.5xPremium to Core Deposits (6): 8.2%        Pro Forma Ownership    FBMS: 85.4% / Beach: 14.6%         Approvals & Close    Beach shareholder approvalCustomary regulatory approvalsExpected closing in the 3rd quarter of 2022  (1) Based upon FBMS closing price of $32.92 as of April 25, 2022(2) Based upon 20,512,112 outstanding shares of Beach common stock (including restricted shares) and 1,814,344 outstanding Beach stock options with an exercise price of $5.00(3) Based upon Beach tangible common equity of $81.5 million as of March 31, 2022(4) Calculated as price/TBV paid for Beach divided by FBMS’ trading price/TBV(5) Includes 100% fully phased in cost savings (after-tax) based on 50% of Beach’s noninterest expense(6) Core deposits defined as total deposits less time deposit accounts greater than $100kSource: S&P Global Market Intelligence

     Pro Forma Branch Franchise    FBMS (88)FBMS LPO (2)Beach (7)        Source: S&P Global Market Intelligence    Establishes FBMS‘ presence in Tampa  Enhances FBMS’ market position in Fort Walton Beach and Pensacola

    $620 million$492 million$456 million$81.5 million92.7% 10.0%11.7%12.8% 1.80%(0.10)% $2.4 million3.00%0.52%0.42%84.4%1.04%   Current Company SnapshotAssets: Deposits: Loans: Tangible Common Equity: Loans/Deposits: Capital Ratios (Bank-level)Leverage ratio: Tier 1 Capital ratio: Total Capital ratio: Asset QualityNPAs ex. TDRs/Assets: LTM Net Charge-offs/Average Loans: ProfitabilityLTM Net Income: MRQ Net Interest Margin:MRQ Cost of IB Liabilities: MRQ ROAA: MRQ Efficiency Ratio: LTM Noninterest Inc./Avg. Assets:     Holding company for Beach BankHeadquartered in Fort Walton Beach, FLBeach Bank was established in 2001 and was transformed in 2018 through a recapitalizationBranch network spans across Florida from panhandle to TampaTampa branch opened in 2019 and has been a significant growth driver (over $150M in deposits and $200M in assets)110 full-time employees  Source: S&P Global Market Intelligence; Beach bank-level Call Report and company provided documents   Overview of Beach Bancorp, Inc.  General Corporate Information  Financial Highlights as of 3/31/2022      Beach (7)

 Note: Demographic data is estimated as of January 1, 2022 based on 2020 U.S. Census data and annual surveys performed by Claritas Source: S&P Global Market Intelligence; Okaloosa Economic Development Council; FloridaWest Economic Development Alliance; Tampa Bay Economic Development Council  Market Name   Tampa-St. Petersburg-Clearwater  Total Population (2022)   3,227,020  Population Growth (2010-2022)  17.74%  Proj. Population Growth (2022-2027)  4.79%  Median Household Income (2022)  $65,200  Proj. HH Income Growth (2022-2027)  12.06%  Total Market Deposits (2021)  $85.8 billion  Fort Walton Beach & Pensacola MSA’s  Tampa MSA  Beach Market Overview  The 4th largest MSA in the Southeast with a population of ~3.3 million people at a median age of 432nd largest in Florida behind Miami / 18th largest in U.S.Among major U.S. metro areas, Tampa ranks highly in net migration, job growth and business establishment start ratesCost of living continues to remain below the national average as well as that of other major metro marketsThe area is home to 20 corporate headquarters with over $1 billion in annual revenueEight of these companies can be found on the Fortune 1000 list, four of which also grace the Fortune 500#1 Emerging Tech city in the U.S. – Forbes 2021#3 on list of U.S. cities where people want to move – Redfin 2022#3 Fastest growing metro area for entrepreneurs – LinkedIn 2022#5 City in the U.S. for net inflow of residents in 2021 – Redfin 2022Top 10 U.S. market in Tech talent growth and “brain gain” since 2016, and percentage gain of millennials since 2014 – CBRE 2021  Market Name   Pensacola-Ferry Pass-Brent  Total Population (2022)   517,255  Population Growth (2010-2022)  15.20%  Proj. Population Growth (2022-2027)  4.36%  Median Household Income (2022)  $63,703  Proj. HH Income Growth (2022-2027)  9.38%  Total Market Deposits (2021)  $8.7 billion  Market Name   Crestview-Ft. Walton Beach-Destin  Total Population (2022)   291,498  Population Growth (2010-2022)  23.59%  Proj. Population Growth (2022-2027)  5.34%  Median Household Income (2022)  $71,863  Proj. HH Income Growth (2022-2027)  12.21%  Total Market Deposits (2021)  $7.8 billion  Fort Walton Beach is home to the Eglin Air Force Base, the largest military installation in the Department of DefenseMilitary installations are the #1 economic engine, with largest employers being the U.S. Military and defense contractors, supplemented by the hospitality industryPensacola is home to more than 500 companies and boasts a strong business climate due to its trade and commerce significance as well as low cost of doing businessMajor industries include aviation manufacturing, chemical manufacturing, cybersecurity and professional servicesPensacola had the fastest job growth (5.3%) over the year March 2022 compared to all other metro areas in Florida

 Summary of Our Due Diligence  Experienced in successfully executing and integrating M&A transactions FBMS management has successfully executed multiple M&A transactions in their recent history: Nine completed transactions since 2016Thirteen completed transactions since 2010Increases the probability of a smooth integration process for employees and customersExtensive credit reviewReviewed loans in all product lines, with particular focus on commercial real estateAnalyzed 100% of classified loans and 100% of loans with balances over $2.0 millionIn total, approximately 70.5% of loans by book balance were reviewedComprehensive operational due diligence performed Detailed review of business plans, budgets, credit processes, tax carryforwards, among other aspects of the businessesKey focus areas: Credit Quality, Operations, IT, Legal, Tax, Compliance, HR and RegulatoryIn depth evaluation of personnel at both companies to build the most efficient team for the combined company

 Transaction Assumptions  Cost Savings    $8.2 million after-tax cost savings in first full year; 50% of Beach’s estimated non-interest expenseAssumes 100% realization of cost savings by the end of FY 2023        Transaction Expenses    $12.3 million in after-tax transaction expenses        Loan CreditMark Adjustment    $7.9 million gross pre-tax credit marks equal to 1.74% of total loans as of 3/31/2022$2.0 million pre-tax credit mark on PCD loans (0.43% on loans as of 3/31); recorded as an allowance$3.0 million pre-tax credit mark on non-PCD loans (0.65% on loans as of 3/31); recorded as contra discount and assumed to be accreted back through income over 4.0 years$3.0 million pre-tax provision expense to establish Day 1 CECL reserve on non-PCD loans (0.65% on loans as of 3/31)        Other FMV Adjustments    $1.1 million net mark up on Beach’s OREO and branch real estate$0.7 million mark down on Beach’s DTA due to Section 382(g) impairment on pre-2018 NOLs        Core Deposit Intangible    $6.0 million core deposit intangible amortized straight-line over 10 years1.39% of Beach’s core deposits as of 3/31/2022 (1)        Effective Tax Rate    23.5% effective tax rate on merger adjustments        Revenue Synergies    Opportunities identified but not modeled  (1) Core deposits defined as total deposits less time deposit accounts greater than $100kSource: Internal estimates

 Key Transaction Impact  (1) Financial data as of March 31, 2022 based on branch location; Excludes purchase accounting adjustments(2) Estimated impacts provided solely for illustrative purposesSource: Company provided documents; Internal estimates  2022 EPS Accretion (Partial Year)  ~0.5%  2023 EPS Accretion  ~2.3%  TBV Payback Period  < 1.75 Years  TBV Dilution at Closing  < 0.7%  Internal Rate of Return  > 20%  Pro Forma 2023E ROAA  ~ 1.2%  TCE/TA  > 7.5%  Pro Forma Leverage   > 8.5%  Pro Forma Tier 1 RBC  > 13.0%  Pro Forma TRBC  > 16.0%  Pro Forma Loans by State (1)  Key Transaction Impacts (2)  Total Assets  $6.8 billion  Total Loans  $3.4 billion  Total Deposits  $5.9 billion  Loans / Deposits  57.8%  Pro Forma Balance Sheet (1)  Pro Forma Deposits by State (1)

 Note: Deposit market share data based on FDIC filings as of June 30, 2021; All data shown pro forma for pending and recently completed acquisitions(1) Community bank defined as banks with less than $10 billion in total assets as of most recent reported quarterSource: S&P Global Market Intelligence  Community Bank (1) Deposit Market Share by MSA

 Continuing to Build Upon a Proven Track Record  Note: Dates are as of transaction close, unless otherwise indicatedSource: S&P Global Market Intelligence  4/30/2013AcquiredFirst BaldwinBancshares, Inc.  7/1/2014AcquiredBCB HoldingCompany, Inc.  1/1/2017AcquiredGulf CoastCommunity Bank  1/1/2017AcquiredIberville Bank  10/24/2016 - $63.3MPreferred StockOffering  10/26/2017$58.4MCommon StockOffering  5/1/2018$66.0MSubordinated DebtOffering  Executing Upon Growth Strategy – Total Assets Growth & Event Timeline  4/26/2022AnnouncedAcquisition ofBeach Bancorp, Inc.  4/1/2018AcquiredSunshine Financial, Inc.  3/22/2013 - $20.0MPreferred StockOffering  3/1/2018AcquiredSouth WestBanc Shares, Inc.  12/14/2015AcquiredMortgageConnection, LLC  10/31/2018AcquiredFMB BankingCorporation  3/1/2019AcquiredFPB FinancialCorp.  10/31/2019AcquiredFirst FloridaBancorp, Inc.  4/3/2020AcquiredSouthwest GeorgiaFinancial Corp.  12/3/2021Acquired7 Branches fromCadence Bancorp.  9/25/2020$65.0MSubordinated DebtOffering

 Appendix

 Note: Financial data as of March 31, 2022 based on branch location; Excludes purchase accounting adjustmentsSource: Company documents  Pro Forma Loan and Deposit Concentration by State

 Note: Financial data as of March 31, 2022 based on bank-level regulatory data; Excludes purchase accounting adjustmentsSource: Company documents  Pro Forma Loan and Deposit Composition

 Top 25 Largest MSAs in the Southeast  Note: Demographic data is estimated as of January 1, 2022 based on 2020 U.S. Census data and annual surveys performed by ClaritasSource: S&P Global Market Intelligence